UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 3, 2026
(March 3, 2026)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On March 3, 2026, TXNM Energy, Inc. (the “Company”) entered into a Distribution Agreement (the “Distribution Agreement”) with BofA Securities, Inc., MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. (each, a “Sales Agent” and collectively, the “Sales Agents”) and Bank of America, N.A., MUFG Securities EMEA plc and The Bank of Nova Scotia, as Forward Purchasers (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $125 million of its common stock, no par value (the “Shares”), through the Sales Agents. Sales of the Shares made pursuant to the Distribution Agreement, if any, may be made in “at the market offerings” as defined in Rule 415 of the Securities Act, including sales made directly on the New York Stock Exchange, the existing trading market for shares of the Company’s common stock, or sales made to or through a market maker or through an electronic communications network or by such other methods, including privately negotiated transactions (including block transactions), as the Company and any Sales Agent agree to in writing. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

In addition to the issuance and sale of Shares by the Company through the Sales Agents, the Company also may enter into forward stock purchase transactions with the Forward Purchasers as set forth in a separate letter agreement (each, a “Forward Agreement”), a form of which is attached as Exhibit B to the Distribution Agreement. In connection with each Forward Agreement, and subject to the terms and conditions of the Distribution Agreement, the applicable Forward Purchaser will borrow from third parties and, through a Sales Agent (each Sales Agent when acting in such capacity is referred to as a “Forward Seller”), sell a number of Shares equal to the number of shares of the Company’s common stock underlying such Forward Agreement to hedge such Forward Agreement.

The Company will not receive any proceeds from the sale of borrowed shares of common stock by a Forward Seller. The Company expects to receive proceeds from the sale of Shares upon future physical settlement(s) of the relevant Forward Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of such Forward Agreement, in which case, the Company will expect to receive, subject to certain adjustments, aggregate net cash proceeds at settlement equal to the number of Shares underlying the relevant Forward Agreement, multiplied by the relevant forward sale price.

Although the Company expects to settle any Forward Agreement with a full physical settlement, it may, except in limited circumstances, elect a cash or net share settlement of such Forward Agreement, and subject to the terms and conditions of the Distribution Agreement. If the Company elects to cash settle or net share settle a Forward Agreement, the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of the Company’s common stock (in the case of net share settlement) to the relevant Forward Purchaser. Each Forward Purchaser will have the right to accelerate its Forward Agreement and require the Company to physically settle on a date specified by the Forward Purchaser under the terms described in the Forward Agreement.

The offer and sales of the Shares, if any, made pursuant to the Distribution Agreement and any Forward Agreement, will be made under the Company’s Registration Statement on Form S-3ASR, which was previously filed with the Securities and Exchange Commission and became automatically effective on February 28, 2025 as supplemented by a prospectus supplement, dated March 3, 2026.

The Company is not obligated to, and it cannot provide any assurances that it will, make any sales of the Shares under the Distribution Agreement or any Forward Agreement. The Company will pay each Sales Agent a commission rate of up to 2% of the gross sales price per share of any Shares sold through such Sales Agent as agent under the Distribution Agreement, as well as reimbursement of certain expenses. The Distribution Agreement may be terminated by the Company at any time upon prior written notice to the Sales Agent and Forwards Purchasers or by any Sales Agent or any Forward Purchaser with respect to itself at any time upon prior written notice to the Company.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be an offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the material terms of the Distribution Agreement and Forward Agreement is qualified in its entirety by reference to the full text of such agreements. A copy of the Distribution Agreement, including a form of Forward Agreement attached as Exhibit B thereto, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The legal opinion of Leonard D. Sanchez, Associate General Counsel to the Company, relating to the Shares is filed as Exhibit 5.1 hereto and the consent of Leonard D. Sanchez is filed as Exhibit 23.1.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number     Description

5.1    Opinion of Leonard D. Sanchez, Associate General Counsel to the Company, dated March 3, 2026, relating to the legality of the Shares

10.1       Distribution Agreement, dated March 3, 2025, by and among TXNM Energy, Inc., BofA Securities, Inc., MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. (each as sales agent) and Bank of America, N.A., MUFG Securities EMEA plc and The Bank of Nova Scotia (each as forward purchaser)

23.1    Consent of Leonard D. Sanchez, Associate General Counsel (included in Exhibit 5.1)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: March 3, 2026	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)